UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606
(Address of principal executive offices)	(Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

August 14, 2009

Dear Fellow Shareholders:

Your Fund’s Performance

During the first half of 2009, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was influenced by signs of stability returning to the credit markets and the recognition that the pace of contraction in the U.S. economy might be slowing. As a result, the credit related sectors of the bond market, along with the DUC Fund, posted solid returns. Over the same time period, the equity markets traded within a relatively narrow range, as reluctant investors seemingly waited for proof that the worst was behind them.

The following table compares the performance of the DUC Fund to various market benchmarks.

For the period indicated through June 30, 2009	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Barclays Capital U.S. Aggregate Bond Index	Dow Jones Industrial Index (dividends reinvested)	S&P 500 Index (dividends reinvested)

Six Months	23.1%	10.4%	1.9%	(2.0%)	3.2%
One Year	21.3%	4.9%	6.1%	(23.0%)	(26.2%)
5 Years (annualized)	6.4%	4.2%	5.0%	(1.7%)	(2.2%)

Performance returns for the Dow Jones Industrial Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index were obtained from Confluence Technologies Inc. DUC Fund per share-based returns and DUC Fund NAV-based returns were obtained from the Administrator of the DUC Fund. Past performance is not indicative of future results.

Based on the June 30, 2009 closing price of $12.00 and a monthly dividend of $0.07 per share, the DUC Fund common stock had an annualized dividend yield of 7.00%. The DUC Fund’s yield of 7.00% compares favorably with the 2.97% dividend yield of the S&P 500 Index and the 4.12% yield of the Barclays Capital U.S. Aggregate Bond Index.

Market Overview and Outlook

After a significant contraction in the final quarter of last year, growth in U.S. gross domestic product remained negative during the first half of 2009. A large drop in household net worth, caused by last year’s decline in the equity markets and a drop in real estate prices, continued to weigh on consumer spending. A deteriorating employment outlook further added to a decline in consumer sentiment. At the same time, the global economy provided only limited support to the U.S. economy, as many foreign economies moved closer to recession and growth in the developing world continued to slow. Offsetting some of the negative tone in the market was the expectation of benefits to be derived from the record fiscal stimulus package that was approved in February. In addition, the once frozen credit markets began to thaw as the results of the government mandated bank stress tests appeared to indicate that systemic problems might be more manageable than had been previously thought.

In an effort to provide support to the still fragile financial system, the Federal Reserve remained committed to employing all available tools to promote the resumption of sustainable economic growth. After lowering the federal funds target rate seven times during 2008, the Federal Open Market Committee (“FOMC”) reaffirmed its accommodative monetary policy as it held the federal funds rate to a “target range” of between zero and 0.25%. In addition to aggressive monetary policy, the Federal Reserve turned to “quantitative easing”, which included emergency liquidity programs and purchases of U.S. Treasuries, mortgage backed securities and U.S. agency issued debt. The liquidity programs and purchases are intended to keep interest rates low and to hold down the cost and increase the availability of credit.

As massive amounts of stimulus were being introduced into the economy, the U.S. Treasury yield curve shifted upward while becoming more positively sloped (i.e., long-term rates higher than short-term rates). During the first half of 2009, yields increased by 35 basis points on two-year maturities, by 132 basis points on ten-year maturities and by 165 basis points on thirty-year matur-

ities. Driving the U.S. Treasury yield curve higher was a reversal of last year’s “flight to quality” which led many investors to seek refuge in the relative safety of the U.S. Treasury market. At the same time, risk premiums demanded by corporate bond investors moderated as the more credit sensitive areas of the bond market began to stabilize. As a result, the broader fixed income markets posted solid returns for the first half of 2009, led by credit sensitive investments which tended to outperform.

Looking to the second half of 2009, the slowdown in U.S. economic activity appears to be moderating. Nonetheless, definitive signs of a sustainable recovery have yet to be seen and any recovery is expected to be slow and prolonged. In addition to stubbornly high unemployment, a still fragile financial system and a housing market that struggles to find a bottom, a continued slowdown in global growth may further hinder any recovery in U.S. economic activity. And despite the partial thaw in the once frozen credit markets, restrained corporate profitability and a still healing banking industry could limit further improvements. Though muted in the short-term due to slack in both the job and manufacturing markets, long-term inflation expectations may move higher as a result of unprecedented fiscal stimulus. With the federal funds target rate having been lowered to effectively zero, the FOMC has once again acknowledged that it “anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period”. In the near term, volatility in the financial markets is expected to remain high as the debate surrounding the potential need for another round of fiscal stimulus heats up. Longer term, aggressive monetary policy and expanding budget deficits could set the stage for rising inflation expectations and upward pressure on long-term interest rates. Under this scenario, the returns of leveraged bond funds would be restrained by both negative pressure on bond valuations due to increased volatility and the potential for a rise in long-term interest rates.

About Your Fund

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of June 30, 2009, the DUC Fund’s leverage consists of Auction Market Preferred Shares (“AMPS”) in the amount of $95 million and senior debt in the amount of $95 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 38% of the DUC Fund’s total assets. The amount and type of leverage used is determined by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) fosters an environment in which leverage can add incremental income. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

Early in 2008, disruptions in the short-term fixed income market resulted in failures in the periodic auction of preferred shares issued by many closed-end funds, including the AMPS issued by the DUC Fund. An auction fails when there are insufficient clearing bids to purchase all the shares that current holders wish to sell. A failed auction is not an event of default on the part of the issuer and does not impair the issuer’s ability to pay timely dividends to preferred shareholders. A failed auction means that the current holders retain their shares until the next periodic auction and the dividend rate for the next dividend period is automatically set to the maximum rate permitted. One implication of the auction failures for common shareholders of the DUC Fund is that the cost of financing the leverage likely will be higher than it would have been if the rate was determined through a successful auction. This means that earnings available for common shareholders likely will be marginally lower as a result of the failed auctions.

After nearly a year of reviewing various possible options for resolving liquidity issues arising from failures in the periodic auctions, in March of 2009 management of the DUC Fund arranged for a $190 million credit facility with a commercial bank to enable the DUC Fund to borrow money from time to time to redeem its AMPS, consistent with the requirements of law and the charter and fundamental investment restrictions of the DUC Fund. The credit facility is intended to provide a solution that does not disadvantage common shareholders or restrict the DUC Fund’s ability to benefit from the use of leverage, while providing liquidity to AMPS holders. Subsequent to the implementation of the credit facility, the DUC Fund redeemed $95 million of AMPS Series T7 as part of its stated intent to retire all of its outstanding AMPS.

The DUC Fund is currently constrained in its ability to refinance all of its outstanding AMPS with debt by the asset coverage requirements of the Investment Company Act of 1940. Therefore, the DUC Fund has applied to the Securities and Exchange Commission (the “SEC”) for an exemptive order enabling the DUC Fund for a transitional period to maintain 200% asset coverage with respect to debt leverage that is used to redeem AMPS, rather than the 300% required by the Act. There is no assurance that such an exemptive order will be granted. In May of 2009, the DUC Fund received shareholder approval for an amendment to the Fund’s fundamental investment restriction relating to borrowing (which effectively requires a 300% asset coverage) to allow the DUC Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 and related SEC rules and interpretations, including exemptive orders.

The DUC Fund does not currently use derivatives and has no investments in structured investment vehicles (“SIVs”). Additionally, the portfolio has no direct exposure to financial intermediaries that focus exclusively on derivatives or SIVs. The DUC Fund’s exposure is indirect and is limited to financial institutions with diversified revenue streams. However, due to the inherent interconnectivity of today’s financial intermediaries, corporate bond investors are faced with the task of identifying and quantifying counterparty risk that is often the result of derivatives positions amongst both financial and non-financial companies. In addition, potential government intervention may introduce additional uncertainty into the capital structure of various financial intermediaries. In normal market conditions, at least 80% of the DUC Fund’s total assets must be invested in Utility and Corporate Bonds, and at least 25% of the DUC Fund’s total assets must be invested in Utility Income Securities. Due to this mandated exposure, any disruptions in the broader credit market could materially and adversely impact the valuation of the investments held in the DUC Fund. Although it is impossible for the DUC Fund to be completely insulated from turmoil in the financial markets, management believes that the diversification of the portfolio across sectors and issuers should help to limit volatility to some degree.

The DUC Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year net investment income. At times, a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, paid-in-capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. Based on GAAP, for the six month period ended June 30, 2009, 84% of the total distributions were attributable to current year net investment income and 16% were in excess of current year net investment income and were therefore attributable to paid-in-capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In January 2010, a Form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2009 distributions.

The Annual Shareholder Meeting

The annual meeting of the DUC Fund’s shareholders was held on May 7, 2009. At that meeting, Francis E. Jeffries, Nancy Lampton, Eileen A. Moran and David J. Vitale were re-elected as directors of the Fund. Following the annual meeting, Mr. Jeffries, who has served as Chairman of the Board of Directors since the Fund’s inception in 1993, retired from that position and became Chairman Emeritus, and Mr. Vitale, who has been a Director of the Fund since 2005, was elected as Chairman of the Board. Also following the shareholder meeting, the Board of Directors elected, as additional independent directors, Stewart E. Conner, Connie K. Duckworth and Robert J. Genetski, who have served for several years as directors of DNP Select Income Fund Inc. As a result of these appointments, the Board of Directors of each of the three closed-end funds advised by Duff & Phelps Investment Management Co. now consists of the same 12 individuals. This consolidation of Board membership will enable the three Boards and their committees to hold joint meetings and is part of our ongoing efforts to enhance the efficiency of the Boards oversight function and achieve economies of scale across the funds. Because of this consolidation, directors will now receive a unified set of fees for their service on all three Boards, which should ultimately result in a reduced director compensation expenditure for the DUC Fund.

Dividend Reinvestment and Cash Purchase Plan and Direct Deposit

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York Mellon Corporation, at (866)-221-1681, or for more details, please refer to page 18.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York Mellon Corporation, at (866)-221-1681.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Francis E. Jeffries, CFA	David J. Vitale	Nathan I. Partain, CFA
Chairman Emeritus	Chairman of the Board	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Portfolio of Investments

June 30, 2009 (Unaudited)

Principal Amount (000)	Description	Value (Note 1)

	LONG-TERM INVESTMENTS—153.2%
	U.S. Government and Agency Obligations—7.3%
	Federal National Mortgage Association,
$10,000	7.25%, 1/15/10	$10,374,980
5,000	6.00%, 5/15/11	5,436,770
248	8.00%, 10/01/30	270,291
933	7.00%, 12/01/31	1,022,622
	Government National Mortgage Association Pass-Through Certificates,
14	7.00%, 3/15/26	15,386
91	8.00%, 11/15/30	103,325
34	8.00%, 2/15/31	38,444
	U.S. Treasury Note,
5,000	4.75%, 2/15/10	5,136,330

	Total U.S. Government and Agency Obligations (Cost $21,927,545)	22,398,148

	Corporate Bonds—140.0%
	Financial—26.5%
	Boeing Capital Corp.,
7,000	6.50%, 2/15/12	7,685,741
	Caterpillar Financial Services Corp.,
5,000	7.15%, 2/15/19	5,361,265
	CPG Partners L.P.,
7,900	8.25%, 2/01/11	8,075,696
	ERP Operating Limited Partnership,
5,000	6.625%, 3/15/12	5,143,610
	Firstar Bank, N.A.,
7,000	7.125%, 12/01/09	7,157,815
	General Electric Capital Corp.,
6,000	6.125%, 2/22/11	6,291,126
	Household Finance Corp.,
6,000	8.00%, 7/15/10	6,230,610
	JPMorgan Chase & Co.,
10,000	7.875%, 6/15/10	10,419,510
	Keybank, N.A.,
3,200	7.30%, 5/01/11	3,272,378
	Mack-Cali Realty, L.P.,
7,000	7.75%, 2/15/11	6,950,846
	NationsBank Capital Trust IV,
10,000	8.25%, 4/15/27	8,414,730
	PNC Funding Corp.,
6,000	7.50%, 11/01/09	6,082,938

		81,086,265

Principal Amount (000)		Description	Value (Note 1)

		Industrial—33.5%
		Archer-Daniels-Midland Company,
$4,000		7.125%, 3/01/13	$4,447,684
		Coca-Cola Enterprises, Inc.,
5,000		8.50%, 2/01/12	5,708,490
		DaimlerChrysler NA Holdings,
10,000		7.20%, 9/01/09	10,045,240
		Devon Financing Corp.,
5,000		6.875%, 9/30/11	5,433,290
		Dow Chemical Company,
6,000		9.00%, 4/01/21	6,131,520
		Potash Corporation of Saskatchewan, Inc.,
8,578		7.75%, 5/31/11	9,408,934
		Premcor Refining Group, Inc.,
5,000		6.125%, 5/01/11	5,131,005
		Sun Company, Inc.,
5,000		9.00%, 11/01/24	5,142,690
		Tele-Communications, Inc.,
5,275		10.125%, 4/15/22	6,107,321
3,200		9.875%, 6/15/22	3,862,570
		Time Warner Entertainment Company, L.P.,
5,000		8.875%, 10/01/12	5,373,380
		Time Warner, Inc.,
5,000		9.15%, 2/01/23	5,432,110
		Union Pacific Corp.,
9,258		7.375%, 9/15/09	9,353,302
		USX Corporation,
10,000		9.125%, 1/15/13	10,825,680
		Wal-Mart Stores, Inc.,
5,000		6.875%, 8/10/09	5,030,610
		XTO Energy, Inc.,
5,000		6.50%, 12/15/18	5,373,730

			102,807,556

		Telephone—21.1%
		British Telecommunications PLC,
10,000	(a)	8.125%, 12/15/10	10,624,320
		Deutsche Telekom International Finance,
12,000	(a)	8.00%, 6/15/10	12,622,860
		France Telecom SA,
7,625	(a)	7.75%, 3/01/11	8,249,914
		New Cingular Wireless Services, Inc.,
10,000		8.125%, 5/01/12	11,202,950
		New York Telephone Co.,
5,000		8.625%, 11/15/10	5,343,855

See Notes to Financial Statements.

Principal Amount (000)	Description	Value (Note 1)

	Sprint Corp.,
$10,125	9.25%, 4/15/22	$8,251,875
	Verizon Global Funding Corp.,
7,500	7.375%, 9/01/12	8,396,340

		64,692,114

	Utilities—58.9%
	AGL Capital Corp.,
10,000	7.125%, 1/14/11	10,269,280
	Arizona Public Service Co.,
5,000	6.875%, 8/01/36	4,487,550
	CalEnergy Company, Inc.,
10,000	8.48%, 9/15/28	11,798,680
	CenterPoint Energy Resources Corp.,
10,000	7.75%, 2/15/11	10,602,640
	Cleveland Electric Illumination Co.,
6,713	8.875%, 11/15/18	8,107,887
	Duke Energy Corporation,
10,000	7.375%, 3/01/10	10,373,490
	Entergy Texas, Inc.,
10,000	7.125%, 2/01/19	10,443,120
	FirstEnergy Corp.,
5,000	7.375%, 11/15/31	4,731,765
	Hydro-Quebec,
10,000	7.50%, 4/01/16	11,584,060
	KeySpan Gas East Corporation,
10,088	7.875%, 2/01/10	10,424,858
	NSTAR,
7,020	8.00%, 2/15/10	7,268,985
	ONEOK Partners, L.P.,
6,040	8.875%, 6/15/10	6,347,974
	Progress Energy, Inc.,
6,000	7.10%, 3/01/11	6,383,838
	PSE&G Power, LLC.,
7,195	7.75%, 4/15/11	7,703,902
	Sempra Energy,
10,000	7.95%, 3/01/10	10,360,440
	South Carolina Electric & Gas Co.,
2,685	6.50%, 11/01/18	3,046,984
	Southern California Edison Company,
5,512	7.625%, 1/15/10	5,670,244
	Spectra Energy Capital LLC.,
10,000	7.50%, 10/01/09	10,113,630
	Trans-Canada Pipelines Limited,
10,000	9.875%, 1/01/21	13,693,110
	Wisconsin Energy Corp.,
6,000	6.50%, 4/01/11	6,416,004
	Xcel Energy, Inc.,
10,131	7.00%, 12/01/10	10,562,793

		180,391,234

	Total Corporate Bonds (Cost $423,632,018)	428,977,169

Principal Amount (000)	Description	Value (Note 1)

	Asset-Backed Securities—1.8%
	Detroit Edison Securitization Funding LLC 2001-1 A6,
$5,000	6.62%, 3/01/16	$5,540,779

	Total Asset-Backed Securities (Cost $5,925,000)	5,540,779

Shares
	Non-Convertible Preferred Stock—4.1%
	Financial—4.1%
	Duke Realty Corp., Series M,
100,000	6.95%	1,372,000
	Duke Realty Corp., Series N,
100,000	7.25%	1,448,000
	Kimco Realty Corp., Series G,
100,000	7.75%	2,065,000
	Public Storage, Inc., Series I,
120,000	7.25%	2,594,400
	Realty Income Corp., Series D,
100,000	7.375%	2,350,000
	UDR, Inc., Series G,
100,000	6.75%	1,800,000
	Vornado Realty Trust, Series I,
50,000	6.625%	923,500

	Total Non-Convertible Preferred Stock (Cost $16,713,000)	12,552,900

	Total Investments—153.2% (Cost $468,197,563)	469,468,996
	Liabilities in Excess of Other Assets—(22.2)%	(67,958,135)
	Liquidation Value of Preferred Shares—(31.0)%	(95,000,000)

	Net Assets Applicable to Common Stock—100%	$306,510,861

(a) Security’s original coupon rate is shown. Coupon rate subject to change if security's rating is upgraded or downgraded by Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

See Notes to Financial Statements.

Notes

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total

Asset-backed securities	$—	$5,540,779	$—	$5,540,779
Corporate bonds	—	428,977,169	—	428,977,169
Mortgage-backed securities	—	17,261,818	—	17,261,818
Non-convertible preferred stock	12,552,900	—	—	12,552,900
U.S. Government obligations	—	5,136,330	—	5,136,330

Total	$12,552,900	$456,916,096	$—	$469,468,996

Summary of Ratings as a Percentage of Long-Term Investments

as of June 30, 2009

(Unaudited)

Rating *	%
AAA	6.0%
AA	2.4%
A	29.7%
BBB	56.9%
BB and Below	5.0%

100.0%

*	Based on the lowest rating of Standard & Poor's Ratings Services or Moody's Investors Service, Inc.

Sector Allocation as a Percentage of Total Investments

as of June 30, 2009

(Unaudited)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Assets and Liabilities

As of June 30, 2009

(Unaudited)

Assets
Investments, at value (cost $468,197,563)	$469,468,996
Cash	12,669,002
Interest receivable	9,139,461
Receivable for securities sold	5,426,111
Dividends receivable	84,505
Other assets	7,339

Total assets	496,795,414

Liabilities
Bank loan payable (Note 7)	95,000,000
Investment advisory fee payable (Note 2)	215,486
Administrative fee payable (Note 2)	39,658
Dividends payable on Auction Market Preferred Shares	20,368
Interest payable on bank loan (Note 7)	8,668
Accrued expenses	373

Total liabilities	95,284,553

Auction Market Preferred Shares (3,800 shares issued and outstanding, liquidation preference $25,000 per share)	95,000,000

Net Assets Applicable to Common Stock	$306,510,861

Capital
Common stock, $.01 par value, 599,996,200 shares authorized, 27,153,607 shares issued and outstanding (Note 5)	$271,536
Additional paid-in capital	368,372,511
Distributions in excess of net investment income	(19,640,444)
Accumulated net realized loss on investment transactions	(43,764,176)
Net unrealized appreciation on investments	1,271,434

Net Assets Applicable to Common Stock	$306,510,861

Net asset value per share of common stock: ($306,510,861 ÷ 27,153,607 shares of common stock issued and outstanding)	$11.29

DUFF & PHELPS UTILITY AND CORPORATE

BOND TRUST INC.

Statement of Operations

For the Six Months Ended June 30, 2009

(Unaudited)

Investment Income
Interest income	$13,185,051
Dividend income	601,094

Total investment income	13,786,145

Expenses
Investment advisory fees (Note 2)	1,191,417
Bank loan fees and expenses (Note 7)	629,519
Administrative fees (Note 2)	216,086
Commissions expense-Auction Market Preferred Shares	167,606
Directors' fees and expenses	146,965
Professional fees	89,048
Reports to shareholders	42,765
Custodian fees and expenses	24,032
Transfer agent fees and expenses	19,502
Registration fees	11,863
Leverage fees and expenses	6,943
Other	19,315

Total operating expenses	2,565,061
Interest expense (Note 7)	516,617

Total expenses	3,081,678

Net investment income	10,704,467

Realized and Unrealized Gain/(Loss) On Investments
Net realized loss on investment transactions	(7,945,000)
Net change in unrealized appreciation/depreciation on investments	27,650,806

Net realized and unrealized gain on investments	19,705,806

Dividends and Distributions On Auction Market Preferred Shares from Net Investment Income	(1,105,412)

Net Increase In Net Assets Applicable to Common Stock Resulting From Operations	$29,304,861

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE

BOND TRUST INC.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008

Operations

Net investment income	$10,704,467	$22,754,001

Net realized gain/(loss) on investment transactions	(7,945,000)	8,408,055

Net change in unrealized appreciation/depreciation on investments	27,650,806	(30,752,274)

Dividends and distributions on Auction Market Preferred Shares from net investment income	(1,105,412)	(7,390,987)

Net increase/(decrease) in net assets resulting from operations	29,304,861	(6,981,205)

Dividends and Distributions on Common Stock from and in excess of net investment income	(10,981,207)	(21,119,409)

Capital Stock Transactions

Reinvestment of dividends resulting in the issuance of 69,294 shares and 8,152 shares of common stock, respectively	761,112	88,042

Total increase/(decrease) in net assets	19,084,766	(28,012,572)

Net Assets

Beginning of period	287,426,095	315,438,667

End of period(a)	$306,510,861	$287,426,095

(a) includes distributions in excess of net investment income of	$(19,640,444)	$(18,258,292)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Cash Flows

For the Six Months Ended June 30, 2009 (Unaudited)

Increase/(Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received (excluding discount and premium amortization of ($3,735,553))	$17,373,842

Operating expenses paid	(2,697,333)

Interest expense paid	(507,949)

Dividends paid on preferred stock	(1,118,302)

Purchase of long-term portfolio investments	(61,645,724)

Proceeds from sales and maturities of long-term portfolio investments	51,019,268

Net cash provided from operating activities	2,423,802

Cash flows provided from (used for) financing activities:

Redemption of Auction Market Preferred Shares	95,000,000

Bank loan	(95,000,000)

Dividends paid on common stock(a)	(10,264,002)

Net cash used for financing activities	(10,264,002)

Net decrease in cash	(7,840,200)

Cash at beginning of period	20,509,202

Cash at end of period	$12,669,002

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities

Net increase in net assets resulting from operations	$29,304,861

Increase in investments	(1,464,792)

Net realized loss on investment transactions	7,945,000

Net change in unrealized appreciation/depreciation on investments	(27,650,806)

Increase in receivable for investments sold	(5,426,111)

Increase in interest receivable	(147,856)

Decrease in prepaid expenses and other assets	21,362

Increase in interest payable on bank loan	8,668

Decrease in accrued expenses and other liabilities	(166,524)

Total adjustments	(26,881,059)

Net cash provided from operating activities	$2,423,802

(a)	Non-cash financing activities not included herein consist of reinvestment of dividends of $761,112.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Financial Highlights

	For the Six Months Ended June 30, 2009 (Unaudited)		For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE			2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.61		$11.65	$11.97	$12.50	$13.51	$13.85

Net investment income(1)	0.40		0.84	0.93	0.71	0.73	0.86
Net realized and unrealized gain/(loss) on investments transactions	0.73		(0.83)	(0.09)	(0.25)	(0.72)	(0.18)
Dividends and distributions on Auction Market Preferred Shares from net investment income	(0.04)		(0.27)	(0.38)	(0.07)	—	—

Net increase/(decrease) from investment operations	1.09		(0.26)	0.46	0.39	0.01	0.68

Dividends and distributions on common stock from and in excess of net investment income	(0.41)		(0.78)	(0.78)	(0.84)	(1.02)	(1.02)

Offering costs-Auction Market Preferred Shares	—		—	—	(0.08)	—	—

Net asset value, end of period	$11.29		$10.61	$11.65	$11.97	$12.50	$13.51

Per share market value, end of period	$12.00		$10.11	$10.32	$11.62	$13.10	$14.69

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	23.14%		5.30%	(4.71)%	(4.82)%	(3.84)%	5.55%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Total expenses	2.14	%(6)	1.37%	1.34%	2.98%	2.55%	1.78%
Operating expenses(4)	1.78	%(6)	1.37%	1.34%	1.12%	1.05%	1.06%
Net investment income(5)	7.43	%(6)	7.42%	7.88%	5.87%	5.64%	6.34%
SUPPLEMENTAL DATA
Portfolio turnover	12%		12%	19%	15%	15%	17%
Net assets applicable to common stock, end of period (000)	$306,511		$287,426	$315,439	$324,056	$337,952	$362,600
Preferred stock outstanding (000)	$95,000		$190,000	$190,000	$190,000	$—	$—
Asset coverage per share of preferred stock, end of the period	$105,661		$62,819	$66,505	$67,639	$—	$—
Bank loan outstanding (000)	$95,000		$—	$—	$—	$—	$—
Asset coverage per $1,000 on bank loan, end of the period	$5,226		$—	$—	$—	$—	$—
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of period (000)	$—		$—	$—	$—	$143,000	$143,000
Average daily amortized cost of commercial paper outstanding (000)	$—		$—	$—	$—	$142,295	$142,557
Asset coverage per $1,000 at end of period	$—		$—	$—	$—	$3,363	$3,537

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4)	Ratio from 2004 through 2006 excluded interest and other commercial paper expenses. Commercial paper program was terminated on October 25, 2006. Ratio from 2006 through June 30, 2009 includes Commissions expense—Auction Market Preferred Shares. Ratio for the six months ended June 30, 2009 excludes Interest expense.
(5)	Ratios do not reflect dividends paid on the preferred stock. Accordingly, the ratio of net investment income after preferred stock dividends to average net assets to common stock is 6.66%, 5.01%, 4.66%, 5.31%, 5.64% and 6.34%, respectively.
(6)	Annualized.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Notes to Financial Statements

June 30, 2009 (Unaudited)

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net taxable income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2008 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on preferred shares are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management does not believe the adoption of FAS 161 impacts the financial statement amounts or that any additional footnote disclosures are required as the Fund did not own any derivative instruments during the six months ended June 30, 2009.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. (“Virtus”), (formerly Phoenix Investment Partners, Ltd.) and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), subject to a monthly minimum of $12,500.

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the six months ended June 30, 2009 aggregated $56,501,974 and $56,402,360, respectively. For the six months ended June 30, 2009, the Fund had purchases and sales of $5,143,750 and $0, respectively, of U.S. Government securities.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of June 30, 2009 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$490,835,960	$6,644,436	$28,011,400	$21,366,964

Note 4. Distributions to Stockholders

The tax character of distributions paid during the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

12/31/2008
Distributions paid from:
Ordinary income	$28,510,396

Total taxable distributions*	$28,510,396

*	The distributions presented above include distributions payable to preferred shareholders at December 31, 2008.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$4,565,536

Total undistributed earnings	4,565,536
Capital loss carryforward	(35,819,176	)*
Unrealized gains/(losses)—net	(49,203,200	)**

Total accumulated earnings/(losses)	$(80,456,840)

*	On December 31, 2008, the Fund had a net capital loss carryforward of $35,819,176, of which $11,512,356 expires in 2011, $3,731,126 expires in 2012, $3,265,594 expires in 2013, $4,213,979 expires in 2014 and $13,096,121 expires in 2015. This amount will be available to offset amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Note 5. Capital

There are 600 million shares of stock, $0.01 par value per share, authorized. For the six months June 30, 2009 and the year ended December 31, 2008, there were 69,294 and 8,152 shares of common stock issued, respectively, in connection with the reinvestment of dividends.

Note 6. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. On March 24, 2009, the Fund redeemed 3,800 shares of its T7 series of AMPS at liquidation value. As of June 30, 2009, there were 3,800 shares of AMPS outstanding. Dividend rates ranged from 1.49% to 1.71% for the six months ended June 30, 2009.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate which ranged from 1.49% to 6.01% between February 14, 2008 and the date of this report. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 7. Borrowings

On March 12, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000. The purpose of the Facility is to enable the Fund to retire its outstanding preferred stock. Borrowings under the Facility will be collateralized by assets of the Fund (the “Hypothecated Securities”). Interest is charged at a 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement  fee based on a percentage of the total borrowing limit. Total commitment and arrangement fees paid for the six months ended June 30, 2009 were $635,972 and are included in Bank loan fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the period from March 24, 2009 through June 30, 2009, the average daily borrowings under the Facility and the weighted daily average interest rate were $95,000,000 and 1.9798%, respectively. As of June 30, 2009, the amount of such outstanding borrowings was $95,000,000. The interest rate applicable to the borrowing on June 30, 2009 was 1.695%. The Bank has the ability to borrow the Hypothecated Securities, (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with the borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2009, there were no Rehypothecated Securities.

Note 8. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Note 9. Subsequent Events

Subsequent to June 30, 2009, dividends declared and paid on preferred stock totaled $196,916 through August 14, 2009. On July 1, 2009, the Board of Directors of the Fund declared a dividend of $0.07 per share of common stock payable on July 31, 2009 to shareholders of record on July 15, 2009. On August 3, 2009 the Board of Directors of the Fund declared a dividend of $0.07 per share of common stock payable on August 31, 2009 to shareholders of record on August 14, 2009.

Management has evaluated events and transactions that have occurred from June 30, 2009 through August 25, 2009 for potential recognition or disclosure in these financial statements and has determined there are none.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 6, 2009 and reconvened on June 2, 2009. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. To elect four directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Francis E. Jeffries (2010)	24,814,104	792,479
Eileen A. Moran (2012)	24,842,480	764,103
David J. Vitale (2012)	24,817,592	788,991
Nancy Lampton (2012)*	2,774	2

*	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain, Christian H. Poindexter and Carl F. Pollard.

	Shares Voted For	Shares Voted Against	Shares Abstained
2. To allow the Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications:	13,929,061	1,396,087	621,021

	Shares Voted For	Shares Voted Against	Shares Abstained
3. To allow the Fund to issue senior securities to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications:	13,866,535	1,436,440	643,194

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Adviser toll free at (800) 338-8214 and on the Securities Exchange Commission’s (SEC) website at www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference

Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling the Adviser toll free at (800) 338-8214.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s auction market preferred shares. The Committee also acknowledged the unprecedented disruption of the credit and capital markets during the past year and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Committee with performance information for the Fund for various periods, measured against two benchmarks: the Lipper General Bond Funds Average (the Fund’s Lipper category) and the Lehman U.S. Credit Index (a subset of the Lehman U.S. Aggregate Bond Index. The Committee noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Committee’s analysis, the Adviser furnished the Committee with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged debt funds.

Included in the Adviser’s Form ADV furnished to the Committee was comparative information from the Adviser with respect to the fees it charges to its investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Committee with copies of its financial statements. In reviewing those financial statements, the Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Committee also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 17, 2009, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2010.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York Mellon Corporation (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.04 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681.

Directors

David J. Vitale, Chairman

Francis E. Jeffries, CFA, Chairman Emeritus

Nancy Lampton, Vice Chairman

Stewart E. Conner

Connie K. Duckworth

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

T. Brooks Beittel, CFA

Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

www.dpimc.com

Administrator

Princeton Administrators, LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

Custodian

The Bank of New York Mellon Corporation

BNY Mellon Asset Services

100 Colonial Center Parkway, Suite 200

Lake Mary, FL 32746

Transfer Agent

The Bank of New York Mellon Corporation

BNY Mellon Shareowner Services

P.O. Box 358015

Pittsburgh, PA 15252

(866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2009

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

  No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 10, 2009) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

  (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“the 1940 Act”) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

  (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	August 31, 2009

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 31, 2009